UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 14, 2007

Willow Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 South Warner Road, Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (610) 995-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

                On November 16, 2007, Willow Financial Bancorp, Inc. (the “Corporation”) received a Nasdaq Staff Determination notice from The Nasdaq Stock Market LLC indicating that, because it has not timely filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, the Corporation is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14). The notice, which the Corporation expected, was issued in accordance with standard Nasdaq procedures.  The Corporation is diligently working to complete and file the subject Form 10-Q so that it can again be in compliance with the Nasdaq Listing Standards.

                As a result of the late filing, the trading of the Corporation’s common stock is subject to suspension by the Nasdaq Stock Market.  However, the Corporation has appealed the Nasdaq Staff’s Determination by requesting a hearing before the Nasdaq Listing Qualifications Panel, which automatically stays the delisting of the Corporation’s common stock pending the Nasdaq Panel’s review and determination. The Corporation’s common stock will continue to be listed and traded on the Nasdaq Global Select Market during this period. However, there can be no assurance that the Panel will grant the Corporation’s request for continued listing.

                On November 21, 2007, the Corporation issued a press release reporting the receipt of the letter from The Nasdaq Stock Market. A copy of the November 21, press release is attached hereto as Exhibit 99.1 and is incorporated herein to this Current Report on Form 8-K.

Item 8.01	Other Information.

                Willow Financial Bancorp, Inc. issued a press release on November 14, 2007 announcing that it has delayed filing its Quarterly Report on Form 10-Q for the period ended September 30, 2007.

                A copy of the November 14th press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference thereto.

Item 9.01	Financial Statements and Exhibits

                (a)           Not applicable.

                (b)           Not applicable.

                (c)           Not applicable.

                (d)           Exhibits

                The following exhibit is included herewith.

Exhibit Number	Description
99.1	Press Release dated November 21, 2007
99.2	Press Release dated November 14, 2007

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW FINANCIAL BANCORP, INC.

Date: November 21, 2007	By:	/s/ Joseph T. Crowley
Joseph T. Crowley
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated November 21, 2007
99.2	Press Release dated November 14, 2007